UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): March 1, 2004 (March 1, 2004)

                              PREMIERWEST BANCORP
               (Exact name of Company as specified in its charter)

           Oregon                  000-50332                 93-1282171
 -------------------------- ------------------------- -------------------------
      (State or other         (Commission File No.)      (I.R.S. Employer
      jurisdiction of                                   Identification No.)
       incorporation)

                     503 Airport Road, Medford, Oregon 97504
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 1, 2004, the Registrant issued a press release announcing the declaration of a 5% stock dividend. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c) Exhibits.

         99.1     Press Release, dated March 1, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     PREMIERWEST BANCORP


Date:  March 1, 2004                              By: /s/ Tom Anderson
                                                     ------------------
                                                      Tom Anderson
                                                      Chief Financial Officer